Note 9 - Earnings per Unit and Cash Distributions	3 Months Ended
Mar. 31, 2015
Earnings Per Unit And Cash Distributions [Abstract]
Earnings Per Unit And Cash Distributions [Text Block]

9.  Earnings per Unit and Cash Distributions

Subsequent to the IPO, the Partnership presents earnings per unit information in accordance with ASC Topic 260 – Earnings per Share.

Net income per unit applicable to limited partners (including subordinated unitholders) is computed by dividing limited partners’ interest in net income, after deducting the General Partner’s incentive distributions, if any, by the weighted-average number of outstanding common and subordinated units.  Diluted net income per common unit includes the dilutive impact of unvested Units granted under the LTIP.  Our net income is allocated to the common and subordinated unitholders in accordance with their respective partnership percentages, after giving effect to priority income allocations for incentive distributions and other adjustments, if any, to our General Partner, pursuant to our partnership agreement.  Net income per unit is only calculated for the Partnership subsequent to the IPO as no units were outstanding prior to January 21, 2014.  The excess or shortfall of earnings relative to distributions is allocated to the limited partners based on their respective ownership interests.  Payments made to our unitholders are determined in relation to actual distributions declared and are not based on the net income allocations used in the calculation of net income per unit.  For the three months ended March 31, 2015, the weighted-average number of units outstanding was 11,828,159, comprised of 5,915,159 common units and 5,913,000 subordinated units. For the three months ended March 31, 2014, the weighted-average number of units outstanding was 11,826,000, comprised of 5,913,000 common units and 5,913,000 subordinated units.

In addition to the common and subordinated units, we have also identified incentive distribution rights as participating securities and use the two-class method when calculating the net income per unit applicable to limited partners, which is based on the weighted-average number of units outstanding during the period.

Our partnership agreement calls for minimum quarterly cash distributions.  The following table summarizes the cash distributions declared and paid by the Partnership since our IPO.  There were no cash distributions declared or paid prior to these distributions.

			Total Cash
	Per Unit Cash	Total Cash	Distributions
Payment Date	Distributions	Distributions	to Affiliates (c)
		(in thousands)

May 15, 2014 (a)	$0.301389	$3,565	$2,264
August 14, 2014	0.396844	4,693	2,980
November 14, 2014	0.406413	4,806	3,052
Total 2014 Distributions	1.104646	13,064	8,296

February 14, 2015	0.406413	4,806	3,052
May 14, 2015 (b)	0.406413	4,808	3,052
Total 2015 Distributions (through May 14, 2015)	0.812826	9,614	6,104

Total Distributions (through May 14, 2015) since IPO	$1.917472	$22,678	$14,400

(a)	Distribution was pro-rated from the date of our IPO through March 31, 2014.
(b)	First quarter 2015 distribution was declared and paid in the second quarter of 2015.
(c)	Approximately 63.5% of the Partnership's outstanding units are held by Holdings and its affiliates.

Notes to the Condensed Consolidated Financial Statements

In addition, the TIR Entities made total cash distributions of $3.2 million during the three months ended March 31, 2015 related to activity for the three months ended December 2014 (none in the three months ended March 31, 2014), of which $1.8 million was distributed to the Partnership and $1.4 million was distributed to the non-controlling members of the TIR Entities.